Exhibit 32.1
CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Stephen Christopher Linthwaite, the president and chief executive officer of Fluidigm Corporation (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,
(i) the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2019 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2019	By:	/s/ Stephen Christopher Linthwaite
Stephen Christopher Linthwaite
President and Chief Executive Officer
(Principal Executive Officer)